The Millicom Group	12 Months Ended
Dec. 31, 2024
Interests In Other Entities [Abstract]
The Millicom Group
A. The Millicom Group
The Group comprises a number of holding companies, operating subsidiaries and joint ventures with various combinations of mobile, fixed-line telephony, cable and wireless Pay TV, Broadband Internet and Mobile Financial Services (MFS) businesses.
Subsidiaries
Subsidiaries are all entities which Millicom controls. Millicom controls an entity when it is exposed to, or has rights to variable returns from its investment in the entity, and has the ability to affect those returns through its power over the subsidiary. Millicom has power over an entity when it has existing rights that give it the current ability to direct the relevant activities, i.e. the activities that significantly affect the entity’s returns. Generally, control accompanies a shareholding of more than half of the voting rights although certain other factors (including contractual arrangements with other shareholders, voting and potential voting rights) are considered when assessing whether Millicom controls an entity. For example, although Millicom holds less than 50 % of the shares in its Colombian businesses, it holds more than 50 % of shares with voting rights. The contrary may also be true (e.g. Honduras where we own 66.7% of the shares but there is a super majority requirement at the board for decisions about the relevant activities of the operation). The Group's main subsidiaries are as follows:

Entity	Country	Activity	December 31, 2024 % holding*	December 31, 2023 % holding*	December 31, 2022 % holding*
Colombia Móvil S.A. E.S.P.	Colombia	Mobile	50-1 share	50-1 share	50-1 share
Comunicaciones Celulares S.A.	Guatemala	Mobile	100	100	100
Grupo de Comunicaciones Digitales, S.A. (formerly Telefonica Moviles Panama, S.A.)	Panama	Mobile	100	100	100
Lati International S.A. (i)	Luxembourg	Holding Company ('Lati business')	100	100	N/A
Millicom Cable Costa Rica S.A.	Costa Rica	Cable, DTH	100	100	100
Millicom International Operations B.V. (ii)	Netherlands	Holding Company	100	100	100
Millicom International Services LLC	USA	Services Company	100	100	100
Millicom LIH S.A.	Luxembourg	Holding Company	100	100	100
Millicom International Operations S.A.	Luxembourg	Holding Company	100	100	100
Millicom Spain S.L.	Spain	Holding Company	100	100	100
Millicom Telecommunications S.A. (iii)	Luxembourg	Holding Company ('MFS business')	100	100	100
Navega.com S.A.	Guatemala	Cable, DTH	100	100	100
Servicios Especializados en Telecomunicaciones, S.A.	Guatemala	Mobile	100	100	100
Servicios Innovadores de Comunicacion y Entretenimiento, S.A.	Guatemala	Mobile	100	100	100
Telecomunicaciones Digitales, S.A. (formerly Cable Onda S.A.)	Panama	Cable, Pay-TV, Internet, DTH, Fixed-line	100	100	100
Telefonica Celular de Bolivia S.A.	Bolivia	Mobile, DTH, Cable	100	100	100
Telefonia Celular de Nicaragua S.A.	Nicaragua	Mobile, Cable, Internet, Fixed-line	100	100	100
Telefonica Celular del Paraguay S.A. (iv)	Paraguay	Mobile, Cable, Pay-TV, Internet	100	100	100
Telemovil El Salvador S.A. de C.V.	El Salvador	Mobile, Cable, DTH	100	100	100
UNE EPM Telecomunicaciones S.A. and subsidiaries	Colombia	Fixed-line, Internet, Pay-TV, Mobile	50-1 share	50-1 share	50-1 share
* Also reflects the voting interest, except in Colombia where voting interest is 50% + 1 share for each of the two entities.
(i) Lati International S.A. is the holding Company of the Group's tower business.
(ii) Millicom International Operations B.V. was held by Millicom Holding B.V. and MIC Latin America B.V. until they merged in July 2024.
(iii) Millicom Telecommunications S.A. is the holding Company of most of the Group's MFS business.
(iv) Servicios y Productos Multimedios S.A. has been merged with Telefonica Celular del Paraguay S.A., effective in April 2024.
Accounting for subsidiaries and non-controlling interests Subsidiaries are fully consolidated from the date on which control is transferred to Millicom. If facts and circumstances indicate that there are changes to one or more of the elements of control, a reassessment is performed to determine if control still exists. Subsidiaries are de-consolidated from the date that control ceases. Transactions with non-controlling interests are accounted for as transactions with equity owners of the Group. Gains or losses on disposals of non-controlling interests are recorded in equity. For purchases from non-controlling interests, the difference between any consideration paid and the relevant share acquired of the carrying value of net assets of the subsidiary is also recorded in equity.Acquisition of subsidiaries and changes in non-controlling interests in subsidiaries
Scope changes 2024
There were no material acquisitions or disposals during the year ended December 31, 2024.
On July 31, 2024, Millicom announced that it has signed a non-binding memorandum of understanding with Telefonica for the potential acquisition of Telefonica’s stake in Telefonica Colombia (Coltel), as part of a broader intended combination of Coltel and TigoUne, Millicom's 50%-owned operation in Colombia. Millicom intends to offer to purchase La Nación’s and other minority interests in Coltel for cash at the same purchase price per share offered to Telefonica, as well as Empresas Públicas de Medellin’s (EPM) 50% interest in TigoUne for cash at a valuation multiple comparable to the one implied by the Coltel acquisition. The total investment by Millicom would be approximately $1 billion, and the transaction would be subject to negotiation of definitive agreements and receipt of regulatory approvals. See note H. for details/updates related to this transaction.
Scope changes 2023
There were no material acquisitions in 2023.
Scope changes 2022
As of June 14, 2022, the Group received the formal notification from the minority shareholders of Telecomunicaciones Digitales, S.A (formerly Cable Onda S.A.) confirming the exercise of their put option right to sell their remaining 20% shareholding to Millicom for an amount of approximately $290 million. The transaction was closed on June 29, 2022 and the payment was applied against the already recorded put option liability of $290 million. As a result, the non-controlling interests' carrying value of $78 million have been transferred to the Group's equity.
Disposal of subsidiaries and formation of a joint operation
Colombia
On February 26, 2024, Tigo Colombia and Telecomunicaciones S.A. ESP BIC signed a a binding framework agreement for the implementation of a single mobile access network as well as for sharing the radioelectric spectrum usage permits, whose only users would be the two shareholders participating in the such agreement. See notes A.2. and E.4.2. for details.
Costa Rica
On August 1, 2024, we signed a binding agreement with Liberty Latin America to combine our operations in Costa Rica in a cashless merger in which Millicom would retain a minority equity ownership of approximately 14%. The transaction is subject to closing conditions, including regulatory approvals and is expected to close in H2 2025. Hence, as of December 31, 2024 the transaction is still not meeting the IFRS 5: "Non-current Assets Held for Sale and Discontinued Operations" criteria
Tanzania
On April 5, 2022, Millicom completed the sale for an initial cash consideration of approximately $101 million (subject to final price adjustment). The net assets de-consolidated on the date of the disposal amounted to $79 million and the net gain on disposal was calculated at $109 million. In accordance with IFRS 5, our former operations in Tanzania are shown in a single line item on the face of the consolidated statement of income under 'Profit (loss) from discontinued operations, net of tax.
The sale agreement for our former operations in Tanzania contained indemnification obligations covering potential tax and legal contingencies, to be offset against tax and litigation baskets. The sale agreement also provided for a purchase price adjustment based on working capital at the time of closing. The parties disagreed regarding this adjustment and previously referred to the matter to an independent expert. In addition, the agreement also provided an IPO[1] adjustment clause valid until April 5, 2024, whereby Millicom would reimburse the buyer for any negative difference between the share price per share on the IPO date and the one implied by this sale; the IPO did not happen and no claim was made. In December 2024, Millicom booked a provision and paid to Honora $3 million for final settlement. This final settlement releases both parties of all claims arising under the sale agreement .
(a)     The net assets de-consolidated on the date of the disposal, as well as the gain on disposal, were as follows:

Details of the sale of the subsidiary ($ millions)	April 5, 2022
Carrying amount of net assets sold (A)	(79)
Initial sale consideration (B)	101
Gross gain on sale (B) - (A)	180
Other operating expenses linked to the disposal	(11)
Other operating income/expenses, net	(5)
Gain on sale before reclassification of foreign currency translation reserve	165
Reclassification of foreign currency translation reserve	(56)
Net gain on sale	109
(b)    The operating results and cash flows of the discontinued operation for the year ended December 31, 2022 is set out below. The figures shown below are after inter-company eliminations.

Results from Discontinued Operations (in millions of U.S. dollars)	2022
Revenue	88
Equipment, programming and other direct costs	(26)
Operating expenses	(27)
Depreciation and amortization	(21)
Other operating income (expenses), net	4
Gain/(loss) on disposal of discontinued operations	120
Other expenses linked to the disposal of discontinued operations	(11)
Operating profit (loss)	127
Interest income (expense), net	(12)
Other non-operating (expenses) income, net	—
Profit (loss) before taxes	116
Tax expense	(3)
Net profit/(loss) from discontinued operations	113

Cash flows from discontinued operations (in millions of U.S. dollars)	2022
Cash from operating activities, net	18
Cash from (used in) investing activities, net	(10)
Cash from (used in) financing activities, net	(9)
Net cash inflows (outflows)	(1)
Sale of Lati International S.A and other assets to SBA
On October 28, we agreed to sell Lati International, S.A. and other assets encompassing a portfolio of more than 7,000 towers in Central America to SBA Telecommunications LLC. Closing is subject to regulatory approvals and other closing conditions and is expected to occur in mid-2025. We have also entered into other agreements including a 15-year leaseback for the sites, and a new build-to-suit agreement under which SBA will build up to 2,500 additional sites for Millicom in the same markets. As of December 31, 2024, except for the Tower sales in Nicaragua (see note B.4.2. and H.), the transaction is still not meeting the IFRS 5: "Non-current Assets Held for Sale and Discontinued Operations" criteria.
Other disposals
For the years ended December 31, 2024, 2023 and 2022, Millicom did not dispose of any other significant investments.Summarized financial information relating to subsidiaries with significant non-controlling interests
The summarized financial information for material non-controlling interests in our operations in Colombia and Panama (until the purchase of the remaining 20% shareholding in June 29, 2022) is provided below. This information is based on amounts before inter-company eliminations.
Colombia

	2024	2023	2022
	(US$ millions)
Revenue	1,380	1,313	1,335
Total operating expenses	(496)	(501)	(492)
Operating profit	283	60	64
Net (loss) for the year	30	(326)	(104)
50% non-controlling interest in net (loss)	15	(163)	(52)
Total assets (excluding goodwill)	2,089	2,470	1,942
Total liabilities	2,177	2,605	1,890
Net assets	(87)	(135)	52
50% non-controlling interest in net assets	(44)	(68)	26
Consolidation adjustments	(11)	(17)	2
Total non-controlling interest	(55)	(85)	28
Dividends and advances paid to non-controlling interest	—	—	(2)
Net cash from operating activities	297	270	250
Net cash from (used in) investing activities	(175)	(214)	(289)
Net cash from (used in) financing activities	(119)	(54)	(133)
Exchange impact on cash and cash equivalents, net	(7)	2	(5)
Net increase (decrease) in cash and cash equivalents	(3)	5	(178)
Panama

2022 (i)

Revenue	651
Total operating expenses	(207)
Operating profit	106
Net profit (loss) for the year	29
20% non-controlling interest in net profit (loss)	4
Total assets (excluding Millicom's goodwill in Cable Onda)	1,719
Total liabilities	1,318
Net assets	401
20% non-controlling interest in net assets	—
Total non-controlling interest	—
Net cash from operating activities	148
Net cash from (used in) investing activities	(117)
Net cash from (used in) financing activities	(93)
Net increase (decrease) in cash and cash equivalents	(63)
(i) From January 1 to June 29, 2022, until the purchase of the remaining 20% shareholding of our operations in Panama (see note A.1.2.).
Joint arrangements
The Group assesses rights and obligations agreed to by the parties to a joint arrangement and, when relevant, other facts and circumstances in order to determine whether the joint arrangement in which it is involved is a joint venture or a joint operation.
A joint operation is a joint arrangement whereby the parties that have joint control of the arrangement have rights to the assets, and obligations for the liabilities, relating to the arrangement. Those parties are called joint operators.
Joint ventures are businesses over which Millicom exercises joint control as decisions over the relevant activities, such as the ability to upstream cash from the joint ventures, require unanimous consent of shareholders. Millicom determines the existence of joint control by reference to joint venture agreements, articles of association, structures and voting protocols of the board of directors of those ventures. Our main investment in joint ventures is comprised of Honduras.
At December 31, 2024, the equity accounted net assets of our joint venture in Honduras totaled $373 million (December 31, 2023: $382 million). These net assets do not necessarily represent statutory reserves available for distribution as these include consolidation adjustments (such as goodwill and identified assets and assumed liabilities recognized as part of the purchase accounting). Out of these net assets, $3 million (December 31, 2023: $3 million) represent statutory reserves that are unavailable to be distributed to the Group. During the year ended December 31, 2024, Millicom's joint venture in Honduras repatriated cash of $89 million under different forms (December 31, 2023: $86 million).
At December 31, 2024, Millicom had $133 million payable to Honduras joint venture which were mainly comprised of advances and cash pool balances (December 31, 2023: $68 million). In addition, as of December 31, 2024, Millicom had a total receivable from Honduras joint venture of $12 million, (December 31, 2023: $9 million) mainly corresponding to other operating receivables.
Our main joint ventures are as follows:

Entity	Country	Activity	December 31, 2024 % holding	December 31, 2023 % holding
Telefonica Celular S.A. (i)	Honduras	Mobile, MFS	66.7	66.7
Navega S.A. de CV (i)	Honduras	Cable	66.7	66.7
(i)Millicom owns more than 50% of the shares in these entities and has the right to nominate a majority of the directors of each of these entities. However, key decisions over the relevant activities must be taken by a super majority vote. This effectively gives either shareholder the ability to veto any decision and therefore neither shareholder has sole control over the entity. Therefore, the operations of these joint ventures are accounted for under the equity method.

The carrying values of Millicom’s investments in joint ventures were as follows:
Carrying value of investments in joint ventures
The table below summarizes the movements for the year in respect of the Group’s joint ventures carrying values:

Honduras (i)
(US$ millions)
Opening balance at January 1,2023	590
Results for the year	42
Dividends declared during the year	(54)
Currency exchange differences	(2)
Closing balance at December 31, 2023	576
Results for the year	54
Dividends declared during the year	(48)
Currency exchange differences	(21)
Closing balance at December 31, 2024	561
(i)    Includes all the companies under the Honduras group. Share of profit is recognized under ‘Share of profit in joint ventures’ in the statement of income for the year ended December 31, 2024.
At December 31, 2024 and 2023 the Group had not incurred obligations, nor made payments on behalf of the Honduras operations.Accounting for joint arrangements
Joint ventures are accounted for using the equity method of accounting and are initially recognized at cost (calculated at fair value if it was a subsidiary of the Group before becoming a joint venture). The Group’s investments in joint ventures include goodwill (net of any accumulated impairment loss) on acquisition.
The Group’s share of post-acquisition profits or losses of joint ventures is recognized in the consolidated statement of income and its share of post-acquisition movements in reserves is recognized in reserves. Cumulative post-acquisition movements are adjusted against the carrying amount of the investments. When the Group’s share of losses in a joint venture equals or exceeds its interest in the joint venture, including any other unsecured receivables, the Group does not recognize further losses, unless the Group has incurred obligations or made payments on behalf of the joint ventures.
Gains on transactions between the Group and its joint ventures are eliminated to the extent of the Group’s interest in the joint ventures. Losses are also eliminated unless the transaction provides evidence of an impairment of the asset transferred. Accounting policies of joint ventures have been changed where necessary to ensure consistency with the policies adopted by the Group. Dilution gains and losses arising in investments in joint ventures are recognized in the statement of income.
After application of the equity method, including recognizing the joint ventures’ losses, the Group applies IAS 36 to determine whether it is necessary to recognize any additional impairment loss with respect to its net investment in the joint venture.
A joint operator shall recognize in relation to its interest in a joint operation: (a) its assets, including its share of any assets held jointly; (b) its liabilities, including its share of any liabilities incurred jointly; (c) its revenue from the sale of its share of the output arising from the joint operation; (d) its share of the revenue from the sale of the output by the joint operation; and (e) its expenses, including its share of any expenses incurred jointly”
Material joint arrangements
Joint ventures – Honduras
Summarized financial information of the Honduras operation is as follows. This information is based on amounts before inter-company eliminations.

	2024	2023	2022
	(US$ millions)
Revenue	617	612	586
Depreciation and amortization	(101)	(105)	(112)
Operating profit	159	124	111
Financial income (expenses), net	(37)	(28)	(29)
Profit before taxes	120	95	80
Tax expense	(40)	(32)	(31)
Profit for the year	80	63	49
Net profit for the year attributable to Millicom	54	42	32
Dividends and advances paid to Millicom	66	63	9
Total non-current assets (excluding goodwill)	465	429	404
Total non-current liabilities	463	440	384
Total current assets	235	200	182
Total current liabilities	262	223	220
Total net assets	(25)	(35)	(17)
Group's share in %	66.7%	66.7%	66.7%
Group's share in USD millions	(17)	(23)	(12)
Goodwill and consolidation adjustments	578	600	601
Carrying value of investment in joint venture	561	576	590

Cash and cash equivalents	55	47	27
Debt and financing – non-current	417	394	334
Debt and financing – current	34	28	23
Net cash from operating activities	183	162	162
Net cash from (used in) investing activities	(65)	(94)	(109)
Net cash from (used in) financing activities	(109)	(48)	(64)
Net (decrease) increase in cash and cash equivalents	9	21	(12)
Joint Operations - Colombia
As further described in Note E.4.2. , on February 26, 2024, Tigo Colombia and Telecomunicaciones S.A. ESP BIC signed a binding framework agreement for the implementation of a single mobile access network as well as for sharing the radioelectric spectrum usage permits, whose only users would be the two shareholders participating in the such agreement. The transaction closed on December 20, 2024, with the approval from the Ministry of Information Technology and Communications to transfer in favor of the Temporary Union the permit for the access, use and exploitation of 20 MHz of radioelectric spectrum for the operation of land mobile radiocommunication services in the national territory granted to Colombia Móvil in the Resolution #332 dated February 20, 2020. Simultaneously, both operators contributed their RAN assets to UNIRED, the vehicle established to operate and maintain the unified mobile access network
The following table summarizes the contributions made by Tigo Colombia and the subsequent recognition of its participation in the joint operation's assets and liabilities:
Contribution to the Joint Operations

($ millions)	December 31, 2024 (Carrying value)
Property, Plant and Equipment	89
Intangible Assets	217
Total assets	306
Spectrum payable	205
Total liabilities	205
Share in the Joint Operations’ assets and liabilities

($ millions)	December 31, 2024
Property, Plant and Equipment	116
Intangible Assets	115
Total assets	231
Spectrum payable	103
Total liabilities	103
Impairment of investment in joint ventures
While no impairment indicators were identified for the Group’s investments in joint ventures in 2024, according to its policy, management has completed an impairment test for its joint venture in Honduras.
The Group’s investments in Honduras operations was tested for impairment by assessing the recoverable amount (using a value in use model based on discounted cash flows) against the carrying amount. The cash flow projections used were extracted from financial budgets approved by management (refer to note E.1.6. for further details on impairment testing). Cash flows beyond this period have been extrapolated using a perpetual growth rate of 1% (2023: 1%). Discount rate used in determining recoverable amount was 9.4% (2023: 11.0%).
For the years ended December 31, 2024 and 2023, and as a result of the impairment testing described above, management concluded that the Group’s investments for its joint venture in Honduras should not be impaired.
Sensitivity analysis was performed on key assumptions within the impairment tests. The sensitivity analysis determined that sufficient headroom exists from realistic changes to the assumptions that would not impact the overall results of the testing.Investments in associates
Millicom has significant influence over MKC Brillant Holding GmbH (LIH). Millicom’s 35.0% investment in LIH had been fully impaired in two stages (by $40 million in 2016 and $48 million in 2017) as a result of the annual impairment test conducted back then. The impairment test performed in 2024 confirmed this conclusion. The Group accounts for associates in the same way as it accounts for joint ventures, that is, using the equity method.
In December 2022, Millicom relinquished its seat at the board of directors of Milvik AB ("Milvik") and therefore lost its significant influence in accordance with IAS 28. As a result, the Group stopped equity accounting for its investment in Milvik and classified it as a financial asset measured at fair value in accordance with IFRS 9. During 2023, the Group's investment in Milvik has been disposed of for one US dollar.
Discontinued operationsClassification of discontinued operations
Discontinued operations are those which have identifiable operations and cash flows (for both operating and management purposes) and represent a major line of business or geographic area which has been disposed of, or are held for sale. Revenue and expenses associated with discontinued operations are presented retrospectively in a separate line in the consolidated statement of income.
Millicom’s discontinued operations
In accordance with IFRS 5, financial information relating to discontinued operations for the years ended December 31, 2022 is set out below. Figures shown below are after intercompany eliminations. As further explained in Note A.1.3. , the Group’s former businesses in Tanzania (sold on April 5, 2022) had been classified as discontinued operations. For the years ended December 31, 2024 and December 31, 2023, the results from discontinued operations relate to operating expense for $3 million and operating income of $4 million, respectively. For further details on Assets held for sale, refer to note E.4.
Results from discontinued operations

2022

Revenue	88
Equipment, programming and other direct costs	(26)
Operating expenses	(27)
Other expenses linked to the disposal of discontinued operations	(11)
Depreciation and amortization	(21)
Other operating income (expenses), net	4
Gain/(loss) on disposal of discontinued operations	120
Operating profit (loss)	127
Interest income (expense), net	(12)
Other non-operating (expenses) income, net	—
Profit (loss) before taxes	116
Tax expense	(3)
Net profit/(loss) from discontinued operations	113

Cash flows from discontinued operations

2022

Cash from operating activities, net	18
Cash from (used in) investing activities, net	(10)
Cash from (used in) financing activities, net	(9)